April 1, 1996
                  DREYFUS BASIC MONEY MARKET FUND, INC.
             DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
                    SUPPLEMENT TO COMBINED PROSPECTUS
                             DATED JULY 3, 1995
        THE FOLLOWING INFORMATION SUPERCEDES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUNDS' COMBINED PROSPECTUS ENTITLED "FEE TABLE" AND "MANAGEMENT OF THE FUNDS":
        The Dreyfus Corporation has undertaken that if, in any fiscal year of a Fund, such Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the respective management fee, exceed .45 of 1% of the value of the Fund's average daily net assets for its fiscal year, such Fund may deduct from the payment to be made to The Dreyfus Corporation under its Management Agreement, or The Dreyfus Corporation will bear, such excess expense. This undertaking will continue in effect until such time as TheDreyfus Corporation gives such Fund's investors at least 90 days notice to the contrary.
        THEFOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' COMBINED PROSPECTUS.
DREYFUS DIVIDEND SWEEP PRIVILEGE -- The Dreyfus Dividend Sweep Privilege enables you to automatically invest dividends, or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge,
                       (CONTINUED ON REVERSE SIDE)
the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares.
        For more information concerning this privilege and the funds in the Dreyfus Family of Funds eligible to participate in this privilege, or to request a Dividend Options Form, please call toll free
1-800-645-6561. You may cancel your participation in this privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this privilege is effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.
123/124s040196